MARCH 15, 2021

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION FOR

HARTFORD SCHRODERS OPPORTUNISTIC INCOME FUND

DATED JANUARY 4, 2021

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Effective as of March 15, 2021, Amy N. Furlong no longer serves as Treasurer for Hartford Schroders Opportunistic Income Fund (the “Fund”), but Ms. Furlong will continue to serve as Vice President of the Fund. Effective as of the same date, David A. Naab serves as Treasurer and Vice President of the Fund. Accordingly, the “Officers and Interested Trustees” table in the section entitled “Fund Management” in the above referenced SAI is revised to delete the title of Treasurer with respect to Ms. Furlong and add the following information with respect to Mr. Naab:

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021	Mr. Naab serves as Vice President and Treasurer of the Fund. Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE.